Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1)    The accompanying Quarterly Report on Form 10-Q of Pineapple Energy Inc. (the “Company”) for the period ended June 30, 2024 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Scott Maskin
Scott Maskin
Date: November 14, 2024	Interim Chief Executive Officer

/s/ Andrew Childs
Andrew Childs
Date: November 14, 2024	Interim Chief Financial Officer